CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO PASSAGE BIO, INC. IF PUBLICLY DISCLOSED.

Exhibit 10.16

AMENDMENT No. 3 TO AMENDED AND RESTATED RESEARCH,
COLLABORATION AND LICENSE AGREEMENT

This AMENDMENT No. 3 to the Amended and Restated Research, Collaboration and License Agreement dated May 5, 2020 is entered into as of December 9, 2020 (the “Amendment No. 3 to Restated Agreement Effective Date”) by and between Passage Bio, Inc., a corporation organized under the laws of Delaware (“Passage”) with offices at 2001 Market St, 28th Floor, Philadelphia, PA 19103, and The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation, with offices located at Penn Center for Innovation, 3600 Civic Center Blvd., 9th Floor, Philadelphia, PA 19104 (“Penn”) and amends the Amended and Restated Research Collaboration and License Agreement dated May 5, 2020, as amended by the Amendment No.1 dated August 13, 2020 and Amendment No. 2 dated November 2, 2020 (the “Restated Agreement”). Passage and Penn are referred to collectively as the “Parties” and individually as a “Party.”

WHEREAS, the Parties wish to amend the Restated Agreement; and

NOW, THEREFORE, in consideration of the promises and mutual covenants contained in the Restated Agreement and herein, and intending to be legally bound hereby, the Parties amend the Restated Agreement and otherwise agree as follows:

1.                   Penn and Passage have mutually agreed to add the following New Indication to the Restated Agreement: [*]. Passage will make the New Indication Option Fee in accordance with Section 4.1.2.

2.                   The Research Program contained in Exhibit B of the Restated Agreement is hereby amended to include the additional work outlined in Schedule A to this Amendment No.3 to Restated Agreement.

3.                   The budget for the additional work is included in Schedule B to this Amendment No. 3 to Restated Agreement, and this budget is intended to be in addition to those previously included under the Restated Agreement.

4.                   A complete amended and restated payment schedule is set forth as Schedule C to this Amendment No. 3 to Restated Agreement. The payment schedule denotes payments for the Research Program that have already been made to Penn as well as future payments owed to Penn, as of December 9, 2020.

5.                   A complete amended patent schedule for Penn Patent Rights A is attached as Exhibit A and and for DRG Patents is attached as Exhbit I.

6.                   This Amendment No. 3 to Restated Agreement and the Restated Agreement contain the entire understanding between the Parties and supersede any and all prior agreements, understandings and arrangements whether written or oral between the Parties with respect to the matters contained in the Restated Agreement and this Amendment No. 3 to Restated Agreement. No amendments, changes, modifications or alterations of the terms and conditions of this Amendment No. 3 to Restated Agreement shall be binding upon any Party, unless provided in writing and signed by an authorized representative of each Party.

7.                   All terms and conditions of the Restated Agreement not changed by this Amendment No. 3 to Restated Agreement shall remain in full force and effect.

8.                   Signatures on this Amendment No. 3 to Restated Agreement may be communicated by e-mail transmission and shall be binding upon the Parties upon receipt by transmitting the same by e-mail, which signatures shall be deemed originals. If executed in counterparts, the Amendment No. 3 to Restated Agreement shall be effective as if simultaneously executed.

(Signature page follows.)

IN WITNESS WHEREOF the Parties hereto have caused this Amendment No. 3 to Restated Agreement to be executed and delivered by their duly authorized representatives as set forth below.

Agreed on behalf of:		Agreed on behalf of:

Passage Bio inc.		The Trustees of the University of Pennsylvania

By:	/s/ Bruce Goldsmith	By:	/s/ John S. Swartley
(Signature)		(Signature)
Name:	Bruce Goldsmith	Name:	John S. Swartley
Title:	President and CEO	Title:	Managing Director, Penn Center for Innovation

Acknowledged as Read and Understood

by Institution Principal Investigator

/s/ Dr. James Wilson
(Signature)
Name: Dr. James Wilson

Exhibit A (12/04/2020 Update)

Penn Patent Rights A

Schedule A

AMENDMENT No. 3 TO AMENDED AND RESTATED RESEARCH, COLLABORATION AND LICENSE AGREEMENT

Passage-Penn Scientific Workplan

Schedule B

Program Budgets

Schedule C

Complete Payment Schedule (including any payments due under this Amendment No. 3 to Restated Agreement)

Exhibit I (12/04/2020 Update)

DRG Patent Rights